SBARRO, INC.
                              1991 STOCK INCENTIVE PLAN
                        (as amended through August 20, 1996)

            1.   Purpose of the Plan

                      The purpose of this 1991 Stock Incentive Plan (the
            "Plan") of Sbarro, Inc., a New York corporation (the "Corporation"), is to promote the interests of the Corporation in attracting and retaining employees, consultants and advisors by enabling them to acquire or increase a proprietary interest in the Corporation, benefit from appreciation in the value of the Corporation's Common Stock, par value $.01 per share (the "Common Stock") and, thus, participate in the long-term growth of the Corporation. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 (formerly Section 422A) of the Internal Revenue Code of 1986, as amended (the "Code"), stock options which do not qualify as ISOs ("NQSOs") and stock appreciation rights ("SARs"), which may be free-standing or granted in tandem with an option. The words "Parent" and "Subsidiary", as used in the Plan, shall mean a parent corporation or a subsidiary corporation of the Corporation, respectively, as defined in Section 424 of the Code. The word "disability", as used in the Plan, shall mean a "permanent and total disability" under Section 22(e)(3) of the Code. A "Reporting Person" shall mean any holder of an option or SAR who is subject to the reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            2.   Stock Subject to the Plan

                      Subject to the provisions of Article 11, the total
            number of shares of Common Stock with respect to which options or SARs may be granted under the Plan shall not exceed 1,000,000. Shares issued under the Plan may consist either in whole or in part of authorized but unissued shares, or shares which shall have been purchased or acquired by the Corporation for this or any other purpose which are held in the treasury. In the event any option or SAR granted under the Plan shall expire, be canceled or terminate for any reason without it (and without any related tandem SAR or option) having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares relating to the expired, canceled or terminated portion of the option or SAR shall again be available for grant under the Plan. The number of shares of Common Stock underlying that portion of an option or SAR which is exercised shall not again become available for grant under the Plan.

            3.   Administration of the Plan






                      (a) The Plan shall be administered by the Board of Directors of the Corporation or such committee of directors  as  the  Board  of  Directors  may  establish  or designate (the "Committee"), such committee is to be composed of not less than two members, each of whom must be "non-employee directors" within the meaning of Rule 16b-3 of the rules and regulations of the Securities and Exchange Commission promulgated under the Exchange Act ("Rule 16b-3"). References in the Plan to determinations or actions of the Committee shall be deemed to include determinations and actions by the Committee or the Board of Directors.

                      (b)  The Committee  shall  determine,  within  the
            limits of the Plan, (i) the individuals to whom, and the time or times at which, options and SARs shall be granted,
            (ii)  the  type  of  options   (ISOs  or  NQSOs)  and   SARs
            (free-standing or in tandem with ISOs or NQSOs) to be granted and whether SARs are to be granted before, simultaneously with or subsequent to the grant of an option,
            (iii) the number of shares to be subject to each option or SAR, (iv) the term of each option and SAR, (v) the exercise price of each option and the base price of each SAR, (vi) the time or times within which (during the term of the option or SAR) and conditions, if any, under which all or portions of each option or SAR may be exercised (including whether and the conditions, if any, under which all or a portion of an option or SAR exercisable in installments which is not exercised in any one period may be exercised in a subsequent period during the term of the term of the option or SAR) and (vii) such other terms as are not inconsistent with the Plan and as the Committee may deem appropriate. In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion may deem relevant. Each employee, consultant or advisor to whom an option or SAR is granted shall enter into a written agreement with the Corporation, dated as of the date the option or SAR is granted, setting forth the terms and conditions of the option or SAR granted, which agreement shall contain such further terms and conditions, which shall not be inconsistent with the Plan, as the Committee shall approve or authorize.

                      (c) The Committee may (with the consent of the holder of the option or SAR) cancel or modify an option or SAR or grant an option and/or SAR in substitution for any canceled option or SAR, provided that any substituted option or SAR and any option or SAR as modified would be permitted to be granted on such date under the terms of the Plan and the Code and, in connection therewith, the Committee may give credit toward any required vesting period for the





            period during which the holder held the canceled option or SAR.

                      (d) Subject to the express provisions of the Plan, the Committee may interpret the Plan; correct any defect, supply any omission or reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; determine the terms and provisions of the respective option and SAR agreements (which need not be identical); and make all other determinations necessary or advisable for the administration of the Plan.

                      (e) The determination of the Committee on the matters referred to in this Article 3 shall be conclusive.

            4.   Eligibility

                      (a) Options and SARs may be granted only to employees of, or consultants or advisors to, the Corporation or of any Subsidiary. A director or officer of the Corporation or of a Subsidiary who is not also serving the Corporation or a Subsidiary as an employee, consultant or advisor shall not be eligible to receive an option or an
            SAR. Notwithstanding the foregoing, ISOs may only be granted to employees (including directors and officers who are employees) of the Corporation or of a Subsidiary.

                      (b) The aggregate fair market value (determined at the time the option is granted) of stock with respect to which ISOs may be granted under the Plan and any other plan of the Corporation or of a Subsidiary or of a Parent which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Should it be determined that any ISO granted under the Plan exceeds such maximum, the excess shall be treated as a separate NQSO.

                      (c)  The maximum number of shares of Common  Stock
            subject to options and SARs which may be granted to any optionee under the Plan in any fiscal year of the Corporation shall not exceed 100,000.

            5.   Exercise Price and Base Price

                      (a) The exercise price at which shares of the Common Stock may be purchased pursuant to options granted under the Plan and the base price for each SAR granted under the Plan shall be as determined by the Committee, but  shall not be less than 100% of the fair market value of the Common
            Stock on the date of grant;  provided, however, that if,  at the time an ISO is granted, the optionee owns (or is  deemed
            to  own  under  applicable   provisions  of  the  Code   and
            regulations promulgated thereunder) stock possessing more than 10% of the total combined voting power of all classes





            of stock of the Corporation or of a Subsidiary or of a Parent, the exercise price with respect to such ISO shall not be less than 110% of the fair market value of the Common Stock on the date the option is granted.

                      (b) Unless otherwise required by the Code and the applicable regulations promulgated thereunder, if the principal market for the Common Stock is a national securities exchange, the fair market value of the Common Stock on any day shall be the closing price of the Common Stock on such day (or last day of trade prior to such day, if not traded on such day) as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, or, if the principal market for the Common Stock is not a national securities exchange, the fair market value will be as determined by the Committee.

                      (c) The date on which the Committee approves the granting of an option or SAR (or the later date specified in such approval) shall be considered the date on which such option or SAR is granted; provided, however, that any grant of an option or SAR that is conditioned upon the occurrence or non -occurrence of an event shall not be considered granted until such occurrence or non-occurrence.

            6.   Term of Each Option and SAR

                      The term of each option and  of each SAR shall  be
            for such period as the Committee shall determine; provided, however, that the term of each ISO granted under the Plan shall not be for a period exceeding ten years from the date of the granting thereof; and further provided that if, at the time an ISO is granted, the optionee owns (or is deemed to own under applicable provisions of the Code and regulations promulgated thereunder) stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of a Subsidiary or of a Parent, the term of such ISO shall be no more than five years. Options and SARs shall be subject to earlier termination as provided in the Plan or in the agreement.

            7.   Exercise of Options and SARs

                      (a) No option or SAR shall be exercisable at any time in an amount less than 100 shares (or the remaining shares then covered by the option or SAR if less than 100 shares). No option or SAR may be exercised in respect of a fraction of a share.

                      (b) Any option granted in tandem with an SAR shall no longer be exercisable to the extent the SAR is exercised and the exercise of the related option shall cancel the SAR to the extent of such exercise.





                      (c) The Corporation shall not be required to issue any shares pursuant to any such option or SAR exercise until all required payments have been made by the holder. A person entitled to receive Common Stock upon the exercise of an option or SAR shall not have the rights of a shareholder with respect to such shares until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any optionee using previously acquired shares in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

            8.   Payment upon Exercise of an Option or SAR

                      (a) An option or SAR (or any part or installment thereof) to the extent exercisable shall be exercised by giving written notice to the Corporation at its principal office (currently 763 Larkfield Road, Commack, New York 11725) Attention: Chief Financial Officer, stating which ISO, NQSO or SAR is being exercised, specifying the number of shares as to which such option or SAR is being exercised and, in the case of an option, accompanied by payment in full of the aggregate exercise price thereof (or the amount due on exercise if the option permits installment payments). The Committee may, however, in its discretion, permit payment of the exercise price of options by delivery of a properly executed exercise notice, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay such exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                      (b)  The exercise price of  an option may be  paid
            (i) in cash or by certified check, (ii) by transferring to the Corporation previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise equal to the aggregate exercise price of all options being exercised, or (iii) any combination thereof, as determined by the Committee. The fair market value of the shares so transferred to the Corporation shall be determined in accordance with Article 5, but shall be determined as of the date of exercise of the option.

                      (c)  Upon the exercise of an SAR, the holder shall
            be entitled to receive an amount equal to the excess of  the fair market value on the date of exercise of the number of shares of Common Stock as to which the SAR is exercised over
            the base price of  the portion of the  SAR exercised.   Such
            amount shall be paid (i) in cash or by check, (ii) with Common Stock having an aggregate fair market value on the date of exercise equal to such amount, or (iii) any combination thereof, as determined in the sole discretion of the Committee. The fair market value of such shares shall





            be determined in accordance with Article 5, but shall be determined as of the date of exercise of the SAR.

                      (d) The Corporation may withhold cash and/or, with the specific authorization of the Committee in the written agreement granting the option or otherwise, shares of Common Stock to be issued with respect thereto (the fair market value of which shall be determined in accordance with
            Article 5, but shall be determined as of the date of exercise) in the amount which it determines is necessary to satisfy the Corporation's obligation to withhold federal, state or local income taxes or other taxes incurred by reason of the grant or exercise of an option or SAR, the disposition of an option or SAR or the disposition of the underlying shares. Alternatively, the Corporation may require the holder to pay to the Corporation such amount, in cash, promptly upon demand.


            9.   Non-Transferability of Options and SARs

                      No option or SAR  shall be transferable  otherwise
            than by will or the laws of descent and distribution, and an option or SAR may be exercised, during the lifetime of the holder thereof, only by such holder. Except to the extent provided above, options and SARs may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

            10.  Termination of Relationship with Corporation

                      (a) Except as provided in the remaining provisions of this Article 10, an option or SAR shall terminate immediately if the holder is no longer an employee, consultant or advisor of the Corporation, a Subsidiary or a Parent.

                      (b)  In the event that such relationship shall  be
            terminated  by  reason  of   the  option  or  SAR   holder's
            disability, the remaining portion of such option or SAR (to the extent exercisable on the date of termination) may be exercised by the holder at any time within one year after such termination, but not thereafter and in no event after the expiration of the term of the option or SAR.
                      (c) In the event that such relationship shall be terminated by the death of the holder or the holder dies within one year after such relationship was terminated by reason of his disability, the remaining portion of such option or SAR (to the extent exercisable on the date of termination) may be exercised by a legatee or legatees of such option or such SAR under the holder's last will, or by the holder's personal representatives or distributees, at any time within one year after the earlier of the date of





            termination by reason of disability or the date of such holder's death, but not thereafter and in no event after the expiration of the term of the option or SAR.

                      (d) Nothing in the Plan or in any option or SAR granted under the Plan shall confer on any individual any right to continue as an employee, consultant or advisor of the Corporation or a Subsidiary or a Parent or a corporation or a parent or subsidiary corporation of the corporation issuing or assuming the option or SAR, or limit or restrict in any way the right of any such corporation to terminate the relationship with the holder of the option or SAR at any time for any reason whatsoever.

            11.  Adjustment of and Changes in Common Stock

                      (a) Notwithstanding any other provisions of the Plan, in the event of changes in the Common Stock by reason of any stock dividend, stock split, stock combination, recapitalization, merger, consolidation, reorganization or the like, the aggregate number and kind of shares available under the Plan and subject to each outstanding option and SAR, and the exercise price and base price of such options and SARs, respectively, and the limitation under Article 4(c) shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

                      (b)  In  the  event  of:  (1)  a  dissolution   or
            liquidation of the Corporation; (2) a merger or consolidation in which the Corporation is not the surviving corporation; or (3) other capital reorganization in which more than 50% of the shares of the Corporation entitled to vote are exchanged, any outstanding options and SARs hereunder shall terminate, unless other provision is made therefor in the transaction.

            12.  Compliance with Securities Laws

                      It is a condition to the exercise of any option or
            SAR that either (a) a Registration Statement under the Securities Act of 1933, as amended (the " Securities Act"), with respect to such shares shall  be effective at the  time of exercise or (b) there  is an exemption from  registration under the  Securities  Act for  the  issuance of  shares  of
            Common Stock upon  such exercise.   Nothing herein shall  be
            construed as requiring the Corporation to register the shares subject to any option or SAR under the Securities
            Act. Each option and SAR shall be subject to the further requirement that, if at any time the Committee shall
            determine,  in   its  discretion,   that  the   listing   or
            qualification of the shares subject to such option or SAR on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection





            with, the granting of such option or SAR, or the issue of shares thereunder, such option or SAR may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

            13.  Termination and Amendment

                      No options or SARs may  be granted under the  Plan
            after February  12, 2001.   The  Board of  Directors or the
            Committee may amend, suspend or terminate the Plan or any portion thereof at any time but may not, without the requisite approval of the Corporation's shareholders make any alteration or amendment thereof which (a) makes any change in the class of eligible participants as described in
            Article 4 hereof, (b) increases the total number of shares of Common Stock subject to the Plan, except as provided in
            Article 11 hereof or (c) materially increases the benefits accruing to participants under the Plan. Rights and obligations under any option or SAR granted prior to an amendment, suspension or termination of the Plan or any portion thereof shall not be altered or impaired by such amendment, suspension or termination, except with the consent of the holder of the option or SAR.

            14.  Shareholder Approval

                      The Plan was adopted by the Board of Directors  on
            February 12, 1991 and approved by shareholders at a meeting held on May 30, 1991. An amendment to the Plan adopted by the Board of Directors at a meeting held on February 25, 1993 to increase the number of shares subject to the Plan by 500,000 shares to 1,000,000 shares and to add Section 4(c) of the Plan shall be subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Corporation at the next meeting of its shareholders, and no options or SARs granted thereunder pursuant to which options covering in excess of an aggregate of 500,000 shares may be exercised prior to such approval, provided that the date of grant of any options or SARs granted thereunder shall be determined as if the Plan had not been subject to such approval.